Securities Exchange Act of 1934 -- Form 8-K



                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report :
                            June 24, 1998
----------------------------------------------------------------------

                  CBL & ASSOCIATES PROPERTIES, INC.
----------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


Delaware                   1-12494                    62-1545718
-----------------     ------------------         ---------------------
(State or other       (Commission                (IRS Employer
jurisdiction of       File Number)               Indentification Number)
incorporation)

    One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
----------------------------------------------------------------------
             (Address of principal executive offices)


        Registrant's telephone number, including area code:
                           (423) 855-0001
----------------------------------------------------------------------

               CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OF ASSETS

     On June 23, 1998, CBL & Associates Properties, Inc. (the "Registrant"), through its Operating Partnership, entered into a Contribution and Exchange Agreement (the "Contribution and Exchange Agreement") with Nashland Associates, unaffiliated party ("Transferor"), pursuant to which Transferor contributed two malls, two associated shopping centers and one community center (the "Properties") to the Operating Partnership in exchange for the Operating Partnership Units, the agreement of the Operating Partnership to take title to the Properties subject to certain existing indebtedness, and the agreement of the Operating Partnership to refinance such existing indebtedness. The Properties are located in Nashville, Tennessee and represent in the aggregate approximately 2.5 million square feet of Gross Leasable Area ("GLA"). An affiliate of J.W. O'Connor & Co. Incorporated is the managing general partner of Transferor.

     The following table contains certain information concerning each of the Properties:

                                                  Mall Store   Mall Store
Center              Type                GLA          Space    Occupancy(1)
------------------  -----------------  ---------  ---------   ------------
Hickory Hollow      Mall               1,095,946    425,757       83%
Rivergate           Mall               1,073,970    390,324       85%
The Courtyard at
  Hickory Hollow    Associated Center     76,460     76,460      100%
Rivergate Village   Associated Center    166,366    166,366       96%
Lions Head Village  Community Center      93,290     93,290       86%
                                       ---------  ---------
     Totals                            2,506,032  1,152,197       87%(2)
-------------------

(1)  Tenants in occupancy and paying rent on December 31, 1997.
(2)  Weighted average occupancy, based on square footage.


     The aggregate transaction value was approximately $247.4 million
<before closing costs, deferred maintenance and closing adjustments).
Concurrently with the execution of the Contribution and Exchange Agreement, the Registrant obtained a financing commitment from Merrill Lynch Mortgage Capital Inc. and CIGNA Investments Inc. for the refinancing of the Properties' existing indebtedness with new ten-year, fixed rate loans on four of the Properties with an aggregate principal amount of approximately $182.7 million (the "Financing Commitments"). The balance of the required financing under the Contribution and Exchange Agreement will be provided from the Registrant's existing lines of credit and cash on hand.

     Material factors considered by the Registrant in assessing the Properties include historical net operating income, the competitive advantage and dominance in the Nashville, Tennessee real estate markets, occupancy and rental rates, the prospects for new leasing and the ability to raise occupancy and rental rates. The Registrant also considered the capital expenditures necessary to maintain the Properties in class A condition, the capitalization rates for comparable real estate and the ability to reduce expenses through self management of the Properties. The registrant after reasonable inquiry is not aware of any material factors relating the Properties other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

     The description contained herein of the acquisition transaction described above does not purport to be complete and is qualified in its entirety by reference to the Contribution and Exchange Agreement which is filed as an exhibit hereto.


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Report of Independent Public Accountants             F-1


            Statements of the excess of revenues over
            specific operating expenses for the year
            ended December 31, 1997 and for the three
            months ended March 31, 1998 (unaudited)              F-2

            Notes to Financial Statements                        F-3


     B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT


            Pro forma consolidated statement of
            operations for the year ended
            December 31, 1997(unaudited)                        F-5

            Pro forma consolidated statement of
            operations for the three months ended
            March 31, 1998 (unaudited)                          F-7


            Pro forma consolidated balance sheet as of
            March 31, 1998 (unaudited)                          F-9

     C)     EXHIBITS

            Contribution and Exchange Agreement dated June 23,
            1998 between Nashland Associates L.P., a Tennessee limited partnership (Transferor) and CBL &
            Associates Limited Partnership, a Delaware limited partnership (Transferee)

            Consent of Arthur Andersen LLP

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of CBL & Associates Properties, Inc.:

We have audited the accompanying combined statement of excess of revenues over specific operating expenses for Hickory Hollow Mall, Rivergate Mall, Village at Rivergate, Courtyard at Hickory Hollow and Lions Head Village (collectively the "Properties") for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described on Note 2, this combined financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Properties after acquisition by CBL and Associates Properties, Inc. The accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of CBL & Associates Properties, Inc.) and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Hickory Hollow Mall, Rivergate Mall, Village at Rivergate, Courtyard at Hickory Hollow and Lions Head Village for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                             Arthur Andersen, LLP

New York, New York
June 23, 1998

      PROPERTIES TO BE ACQUIRED BY CBL & ASSOCIATES PROPERTIES, INC.
              COMBINED STATEMENT OF EXCESS OF REVENUES
              OVER SPECIFIC OPERATING EXPENSES (Note 2)
                FOR THE YEAR ENDED DECEMBER 31, 1997
                   AND FOR THE THREE MONTHS ENDED
                     MARCH 31, 1998 (UNAUDITED)



                                                              Three
                                             Year Ended    Months Ended
                                            December 31,      March 31,
                                                1997            1998
                                            ------------   ------------
                                                            (UNAUDITED)
 REVENUES:

 Rental revenues                             $15,889,454     $4,020,000
 Percentage rent                                 419,227        136,000
 Specialty leasing                             1,447,866        333,000
 Tenant reimbursements                         9,968,959      2,407,000
                                            ------------     ----------
          Total revenues                      27,725,506      6,896,000
                                            ------------     ----------

 SPECIFIC OPERATING EXPENSES:

 Property operating                            4,288,729      1,242,000
 Maintenance & repairs                         1,826,421        593,000
 Real estate taxes                             3,286,758        895,000
 Management fees                                 899,512        223,000
 Other expense                                    25,560
                                            ------------     ----------
        Total Specific Operating Expenses     10,326,980      2,953,000
                                            ------------     ----------
 EXCESS OF REVENUES OVER SPECIFIC
     OPERATING EXPENSES                     $ 17,398,526    $ 3,943,000
                                            ============    ===========


 The accompanying notes are an integral part of these statements.

    PROPERTIES TO BE ACQUIRED BY CBL & ASSOCIATES PROPERTIES, INC.
         NOTES TO COMBINED STATEMENT OF EXCESS OF REVENUES
                  OVER SPECIFIC OPERATING EXPENSES
                          DECEMBER 31, 1997


1.   DESCRIPTION OF PROPERTIES AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Properties

     Hickory Hollow Mall and Rivergate Mall, regional shopping centers, and Village at Rivergate, Courtyard at Hickory Hollow and Lions Head Village, community shopping centers, (collectively the "Properties") are located in the Nashville, Tennessee metropolitan area. The Properties are owned by Nashland Associates.

     The following is a breakdown of the total square feet and the occupancy percentage for each property as of December 31, 1997:

                                       Total Square        Occupancy
                                            Feet           Percentage
                                       ------------        --------
     Hickory Hollow Mall                 425,757              83%
     Rivergate Mall                      390,324              85
     Village at Rivergate                166,366              96
     Courtyard at Hickory Hollow          76,460             100
     Lions Head Village                   93,290              86


     Revenue Recognition

     Minimum rents are recognized on a straight-line basis over the terms of the related leases. Tenant recoveries and other rents which are provided for in leases are recognized as income when earned and their amounts can be reasonably estimated.

     Minimum rents recognized on a straight-line basis less than the contractual amounts due in 1997 amounted to $79,646.


     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. BASIS OF ACCOUNTING

     The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the Properties after acquisition such as depreciation and interest on mortgage debt.

3. LEASES

     Minimum future rental revenue from noncancelable leases in effect at December 31, 1997, is as follows:

              For the year ending December 31:

              1998                $14,840,628
              1999                 13,721,791
              2000                 12,866,826
              2001                  6,327,005
              2002                 10,867,579
              Thereafter           36,265,758
                                  -----------
                   Total          $94,889,587
                                  ===========

     Future minimum rentals do not include amounts for renewal periods or recoveries of certain operating costs which may be received from tenants.

B.   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     The unaudited pro forma consolidated statements of operations are presented as if the acquisition of the Properties had taken place as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

     The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Registrant would have been assuming the Registrant had acquired the Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                  CBL & ASSOCIATES PROPERTIES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE THREE MONTHS ENDED MARCH 31, 1998
     (Unaudited And Amounts In Thousands, Except Per Share Amounts)

                                      CBL             The          Pro Forma       Pro Forma
                                   Historical       Properties     Adjustments     Consolidated
                                   -----------      ----------     -----------     ------------
REVENUES:
Rentals:
  Minimum                            $ 36,053         $ 4,020      $       -          $ 40,073
   Percentage                           1,675             136              -             1,811
   Other                                  433             333              -               766
Tenant reimbursements                  15,451           2,407              -            17,858
Management, development
  and leasing fees                        696               -              -               696
Interest and other                        748               0              -               748
                                  -----------      ----------     -----------      -----------
   Total revenues                      55,056           6,896              -            61,952
                                  -----------      ----------     -----------      -----------
EXPENSES:
Property operating                      8,844           1,242              -            10,086
Depreciation and amortization           9,155               -          1,296(A)         10,451
Real estate taxes                       4,962             895              -             5,857
Maintenance and repairs                 3,000             593              -             3,593
General and administrative              3,001               -              -             3,001
Interest                               13,775               -          3,876(B)         17,651
Other                                       6               -              -                 6
                                  -----------      ----------     -----------      -----------
   Total expenses(D)                   42,743           2,730          5,172            50,645
                                  -----------      ----------     -----------      -----------
 Income from operations                12,313           4,166         (5,172)           11,307



                                    F-5

Gain on sales of real estate
  assets                                1,931               -              -             1,931


Equity in earnings of
  unconsolidated affiliates               737               -              -               737

Minority interest in earnings:
Operating partnership                  (4,173)              -            302(C)         (3,871)
Shopping center properties               (209)              -              -              (209)
                                  -----------      ----------     -----------      -----------
           Net income                $ 10,599          $4,166       $ (4,870)          $ 9,895
                                  ===========      ==========     ===========      ===========

BASIC PER SHARE DATA:
           Net income               $    0.44                                        $    0.41
                                  ===========                                      ===========
Weighted average shares
  outstanding                          24,070                                           24,070
                                  ===========                                      ===========
DILUTED PER SHARE DATA:
           Net income               $    0.44                                        $    0.41
                                  ===========                                      ===========
Weighted average and dilutive
  potential shares outstanding         24,304                                           24,304
                                  ===========                                      ===========

         (A) Reflects depreciation expense on the Properties computed on the straight-line method over the estimated useful life of 40 years.
         (B) Reflects interest expense associated with the $182,700 mortgage note payable and the $44,700 of borrowings under the Company's line of credit agreement, at 6.86% and LIBOR plus 1.0% (6.66%), respectively, in connection with the acquisition of the Properties.
         (C) Reflects the minority interests' share of the income from operations of the Properties and the change in minority interest due to the issuance of Operating Partnership units and the pro forma adjustments.
         (D)    Management fees are eliminated in the pro forma presentation.

                  CBL & ASSOCIATES PROPERTIES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1997
     (Unaudited And Amounts In Thousands, Except Per Share Amounts)

                                      CBL             The          Pro Forma       Pro Forma
                                  Historical       Properties      Adjustments     Consolidated
                                  -----------      -----------     -----------     ------------
REVENUES:
Rentals:
   Minimum                           $115,640        $15,889       $      -           $131,529
   Percentage                           3,660            419              -              4,079
   Other                                1,949          1,448              -              3,397
Tenant reimbursements                  51,302          9,969              -             61,271
Management, development
  and leasing fees                      2,378              -              -              2,378
Interest and other                      2,675              -              -              2,675
                                  -----------     -----------     -----------     ------------
    Total revenues                    177,604         27,725              -            205,329
                                  -----------     -----------     -----------     ------------
EXPENSES:
Property operating                     30,585          4,314              -             34,899
Depreciation and amortization          32,308              -          5,182(A)         37,490
Real estate taxes                      14,859          3,287              -             18,146
Maintenance and repairs                10,239          1,826              -             12,065
General and administrative              9,049              -              -              9,049
Interest                               37,830              -         15,537(B)          53,367
Other                                     330              -              -                330
                                  -----------     -----------     -----------     ------------
    Total expenses (D)                135,200          9,427         20,719            165,346
                                  -----------     -----------     -----------     ------------
Income from operations                42,404          18,298        (20,719)            39,983


Gain on sales of real estate
  assets                               6,040               -              -              6,040

Equity in earnings of
  unconsolidated affiliates            1,916               -              -              1,916

Minority interest in earnings:
Operating partnership                (13,819)              -            726(C)         (13,093)
Shopping center properties              (508)              -              -               (508)
                                  -----------     -----------     -----------     ------------
Income before extraordinary item      36,033          18,298        (19,993)            34,338

Extraordinary loss on
  extinguishment of debt              (1,092)              -              -             (1,092)
                                  -----------     -----------     -----------     ------------

                                   F-7

         Net income                 $ 34,941         $18,298       $(19,993)           $33,246
                                  ===========     ===========     ===========     ============

BASIC PER SHARE DATA:
Income before extraordinary item    $   1.50                                           $  1.43
         Net income                 $   1.45                                           $  1.38
                                  ===========                                     ============
Weighted average shares
  outstanding                         24,054                                            24,054
                                  ===========                                     ============
DILUTED PER SHARE DATA:
Income before extraordinary item      $ 1.49                                           $  1.42
         Net income                   $ 1.45                                           $  1.38
                                  ===========                                     ============
Weighted average and dilutive
  potential shares outstanding        24,151                                            24,151
                                  ===========                                     ============


         (A) Reflects depreciation expense on the Properties computed on the straight-line method over the estimated useful life of 40 years.
         (B) Reflects interest expense associated with the $182,700 mortgage note payable and the $44,700 of borrowings under the Company's line of credit agreement, at 6.86% and LIBOR plus 1.0% (6.72%), respectively, in connection with the acquisition of the Properties.
         (C) Reflects the minority interests' share of the income from operations of the Properties and the change in minority interest due to the issuance of Operating Partnership units and the pro forma adjustments.
         (D)    Management fees are eliminated in the pro forma presentation.

PRO FORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma consolidated balance sheet is presented as if the acquisition of the Properties had occurred as of March 31, 1998.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company.


                    CBL & ASSOCIATES PROPERTIES, INC.
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                             MARCH 31, 1998
     (Unaudited And Dollars In Thousands, Except Per Share Amounts)

                                                      Pro Forma
                                            CBL       Acquisition    Company
                                         Historical   Adjustments   Pro Forma
                                         ----------   -----------   ----------


ASSETS:                                                   (A)

Real Estate Assets:
  Land                                  $  193,853    $   41,420   $  235,273
  Buildings and improvements             1,210,328       205,980    1,416,308
                                         ----------   ----------   ----------
                                         1,404,181       247,400    1,651,581
  Less: Accumulated depreciation          (154,510)            -     (154,510)
                                         ----------   ----------   ----------
                                         1,249,671       247,400    1,497,071
                                         ----------   ----------   ----------
  Developments in progress                  57,092             -       57,092
                                         ----------   ----------   ----------
  Net investment in real estate assets   1,306,763       247,400    1,554,163


Cash and cash equivalents                    9,008             -        9,008

Receivables:
  Tenant, net of allowance for doubtful
      accounts of $788                      14,380           425       14,805
  Other                                      1,161             -        1,161
Mortgage notes receivable                   12,032             -       12,032
Other assets                                 9,061             -        9,061
                                         ----------   -----------  ----------
                                        $1,352,405      $247,825   $1,600,230
                                         ==========   ===========  ==========




                                    F-9

LIABILITIES AND SHAREHOLDERS' EQUITY:

Mortgage and other notes payable          $849,845      $227,400   $1,077,245
Accounts payable and accrued
  liabilities                               25,397           425       25,822
                                         ----------   -----------  ----------
        Total liabilities                  875,242       227,825    1,103,067
                                         ----------   -----------  ----------


Commitments and contingencies                    -             -            -

Distributions and losses in excess
   of investment in unconsolidated
   affiliates                                7,321             -        7,321
                                         ----------   -----------  ----------
Minority interest                          128,123        20,000      148,123
                                         ----------   -----------  ----------
Shareholders' equity:
Preferred stock, $0.01 par value,
   5,000,000 shares authorized,
   none issued                                   -             -            -

Common stock, $0.01 par value,
   95,000,000 shares authorized,
   24,074,732 shares issued and
   outstanding at March 31, 1998               241             -          241

Excess stock, $0.01 par value,
   100,000,000 shares authorized,
   none issued                                   -             -            -

Additional paid-in capital                 359,796             -      359,796
Accumulated deficit                        (17,834)            -      (17,834)

Deferred compensation                         (484)            -         (484)
                                         ----------   -----------  ----------
       Total shareholders' equity          341,719             -      341,719
                                         ----------   -----------  ----------
                                        $1,352,405      $247,825   $1,600,230
                                         ==========   ===========  ==========


         (A) Reflects the acquisition of the Properties through the issuance of a $182,700 mortgage note payable, borrowings of $44,700 under the Company's line of credit agreement, issuance of $20 million of Operating Partnership units and the assumption of certain assets and liabilities.

                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                   /s/  John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: June 25, 1998

                              EXHIBITS INDEX


Exhibit:

2.1 Contribution and Exchange Agreement dated June 23, 1998 between Nashland Associates L.P., a Tennessee limited partnership (Transferor) and CBL & Associates Limited Partnership, a Delaware limited partnership (Transferee)


2.3         Consent of Arthur Andersen LLP